                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        March 25, 1999
                                                 -------------------------------

                                   ECOLAB INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   1-9328                    41-0231510
  ----------------------------     -------------           -------------------
  (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


               Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota 55102
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               (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, include area code:          651-293-2233
                                                 -------------------------------

                                (Not applicable)
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         (Former name or former address, if changed from last report.)


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Item 5.   OTHER EVENTS.

The Company is filing this current report on Form 8-K in order to obtain the benefits provided by Section 11(b)(3)(C) of the Securities Act of 1933. This Form 8-K amends:

(a) Each of the Company's Registration Statements on Form S-8 listed at the end of this Item by adding the following reference to PricewaterhouseCoopers Gesellschaft mit beschrankter Haftung Wirtschaftsprufungsgesellschaft under the caption "Item 3. Incorporation of Documents by Reference" or, if information concerning incorporation by reference of the financial statements and financial statement schedules of the Henkel-Ecolab Joint Venture is instead listed under the caption "Item 5. Interests of Named Experts and Counsel," under such latter caption:

         Commencing with the Henkel-Ecolab Joint Venture's fiscal year ended November 30, 1998, PricewaterhouseCoopers Gesellschaft mit beschrankter Haftung Wirtschaftsprufungsgesellschaft has been engaged to audit the combined financial statements and financial statement schedule of the Henkel-Ecolab Joint Venture. To the extent that PricewaterhouseCoopers Gesellschaft mit beschrankter Haftung Wirtschaftsprufungsgesellschaft examines and reports on the financial statements and financial statement schedules of the Henkel-Ecolab Joint Venture issued at future dates (including, but not limited to the financial statements and financial statement schedule for the fiscal year ended November 30,
         1998), and consents to the use of their reports thereon, such financial statements and financial statement schedules will also be incorporated by reference in this Registration Statement in reliance upon their reports given upon their authority as experts in accounting and auditing.

(b) Each of the Company's Registration Statements on Form S-8 listed at the end of this Item which is marked with an asterisk (*) by adding the following reference to PricewaterhouseCoopers LLP under the caption "Item 3. Incorporation of Documents by Reference" or, if information concerning incorporation by reference of the financial statements and financial statement schedules of the Company is instead listed under the caption " Item
5. Interests of Named Experts and Counsel," under such latter caption:

         To the extent that PricewaterhouseCoopers LLP examines and reports on the financial statements and financial statement schedules of the Company issued at future dates (including, but not limited to the financial statements and financial statement schedule for the fiscal year ended December 31, 1998), and consents to the use of their reports thereon, such financial statements and financial statement schedules will also be incorporated by reference in this Registration Statement in reliance upon their reports given upon their authority as experts in accounting and auditing.


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

                       Registration Statements on Form S-8

2-60010*         2-74944*         33-1664*         33-41828*        2-90702*
33-18202*        33-55986*        33-56101         33-26241*        33-34000*
33-56151         333-18627        33-39228*        33-56125         333-70835
33-60266*        33-65364*        33-59431         333-18617        333-21167
333-35519        333-40239        333-50969        333-62183


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ECOLAB INC.

                                            By:  /s/ Kenneth A. Iverson
                                                ------------------------------
                                                Kenneth A. Iverson
                                                Vice President and Secretary

Date:    March 25, 1999


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